UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

NATERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NATERA, INC. 2022 Annual Meeting of Stockholders To be held virtually. Vote by May 24, 2022 11:59 PM Eastern Time NATERA, INC. 13011 MCCALLEN PASS BUILDING A SUITE 100 AUSTIN, TEXAS 78753 D78062-P67219 You invested in NATERA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually on May 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report and form of proxy, all of which contain important information, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2022 11:30 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/NTRA2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to access your online proxy card and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items D78063-P67219 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect the three directors named below and in the proxy statement to serve as Class I directors until the annual meeting of stockholders to be held in 2025 and until their successors are duly elected and qualified. Nominees: 01) Roy Baynes 02) James Healy 03) Gail Marcus For 2. To ratify the appointment of Ernst & Young LLP as Natera, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. To approve, on an advisory (non-binding) basis, the compensation of Natera, Inc.’s named executive officers as disclosed in the proxy statement. For 4. Such other business as may properly come before the Annual Meeting or any adjournment thereof.